UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

STANDEX INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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+ C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/SXI or scan the ADD 2 QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by October 26, 2021 at 12:00 A.M., Eastern Time. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Internet Availability of Proxy Materials for the Standex International Corporation Stockholder Meeting to be Held on October 26, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is NOT a ballot that you can use for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 proxy statement, Form 10-K and shareholder letter are available at: www.envisionreports.com/SXI Easy Online Access — View your proxy materials and vote. Step 1:                Go to www.envisionreports.com/SXI. Step 2:    Click on Cast Your Vote or Request Materials. Step 3:    Follow the instructions on the screen to log in. Step 4:    Make your selections as instructed on each screen for your delivery preferences. Step 5:    Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before October 12, 2021 to facilitate timely delivery. 2NOT COY + 03I2JC

Stockholder Meeting Notice Standex International Corporation’s Annual Meeting of Stockholders will be held on October 26, 2021 at the Standex International Corporation Corporate Headquarters, 23 Keewaydin Drive, Suite 300, Salem NH 03079, at 9:00 a.m. local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. 1. To set the size of the Board at eight and Elect Directors; 2. To approve an Amendment and Restatement of the 2018 Omnibus Incentive Plan to add 400,000 additional shares and amend Sec. 4(a); 3. To conduct an advisory vote on the total compensation paid to executives of the Company; 4. To select, on an advisory basis, the frequency of future stockholder advisory votes to approve executive compensation; 5. To ratify the appointment of Deloitte & Touche LLP by the Audit Committee of the Board of Directors as the independent auditors of the Company for the fiscal year ending June 30, 2022. The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, 1 YEAR on Proposal 4 and FOR Proposal 5. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. If you need directions to the stockholders’ meeting, where you will have the option of voting in person, please call 603-893-9701 and ask for Investor Relations, or email your request to investorrelations@standex.com. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. —    Internet – Go to www.envisionreports.com/SXI. Click Cast Your Vote or Request Materials. —    Phone – Call us free of charge at 1-866-641-4276. —    Email – Send an email to investorvote@computershare.com with “Proxy Materials Standex International Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by October 12, 2021.